Exhibit 99.1

Certification of Chief Executive Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I, Denis McGlynn, the Chief Executive Officer of Dover Downs Gaming & Entertainment, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Form 10-Q”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer and Director